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                                                                   EXHIBIT 10.32


                  FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT


                  THIS FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this "Amendment") is entered into as of October 28, 2002, by and among (i) Roundy's Acquisition Corp., a Delaware corporation (the "Company") and (ii) Willis Stein & Partners III, L.P., ("WS"), for the purpose of amending the Investor Rights Agreement between the Company, WS and certain other parties dated June 6, 2002 (the "Agreement"). Each capitalized term used but not otherwise defined herein is used with the meaning given it in the Agreement.

                  The Agreement provides that it may be amended with the consent and approval of the Company and the Majority WS Holder. WS is the Majority WS Holder, as that term is defined in the Agreement.

                  The undersigned parties wish to amend the Agreement in certain respects to accommodate its application to additional shares of Common Stock or Preferred Stock that may be issued by the Company after the date of the Agreement to persons who are not parties to the Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

         SECTION 1: AMENDMENTS TO THE AGREEMENT

                  The Agreement is hereby amended in the following respects:

         1A.      EXECUTIVE STOCK. The definition of "Executive Stock" in
Section 16 of the Agreement is amended by striking clause (i) thereof ("the Common Stock issued to the Executive pursuant to the Executive Agreement") and replacing said clause (i) with the following:

                  "(i) shares of Common Stock issued to an officer, employee and/or director of the Company and/or Roundy's, Inc. which, pursuant to the agreement under which they are issued, are "unvested" (as defined in such agreement), and . . ."

         1B.      STOCKHOLDER.  The definition of "Stockholder" and
"Stockholders" in Section 16 of the Agreement is amended to read, in its entirety, as follows:

                  " `Stockholder' or `Stockholders' means those Persons defined as such in the Preamble, as well as any other Person who acquires shares of Common Stock or Preferred Stock after the date of the Agreement and signs a Joinder Agreement, substantially in the form of Exhibit B attached hereto, agreeing to become a party to the Agreement as a `Stockholder'."



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         1C.      FULLY DILUTED.  The definition of "Fully Diluted Basis" in
Section 16 of the Agreement is amended by striking clause (i) thereof ("all shares of such class of stock outstanding at such time plus ") and replacing said clause (i) with the following:

                  "all shares of such class of stock outstanding at such time (including, without limitation, shares which, pursuant to the agreement under which they are issued, are "unvested" (as defined in such agreement)), plus"

                  SECTION 2: MISCELLANEOUS

         2A.      EFFECTIVE DATE; AGREEMENT TO REMAIN IN EFFECT.  This Amendment
shall be effective as of the date it is executed by the Company and WS. Subject only to the amendments expressly provided herein, the Agreement shall remain in full force and effect in accordance with its original terms.

         2B.      BINDING EFFECT. This Amendment shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, the Stockholders who were parties to the Agreement prior to this Amendment, and any subsequent Stockholders or holders of Stockholder Shares or Executive Stock and the respective successors and assigns of each of them, so long as they hold Stockholder Shares or Executive Stock.

         2C.      COUNTERPARTS.  This Agreement may be executed in separate
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Investor Rights Agreement on the day and year first above written.



THE COMPANY:                 WS:

ROUNDY'S ACQUISITION CORP.   WILLIS STEIN & PARTNERS III, L.P.
                             WILLIS STEIN & PARTNERS III-C, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-A, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-B, L.P.
By: /s/ John R. Willis
    ----------------------
Its: VP & Secretary          By:  Willis Stein & Partners Management III, L.P.
     ---------------------   Its: General Partner

                             By: Willis Stein & Partners Management III, L.L.C.
                             Its:   General Partner

                             By: /s/ Avy H. Stein
                                 ----------------------------------------
                             Name: Avy H. Stein
                                  --------------------------------------
                             Title: Manager
                                   ----------------------------------




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                  FORM OF TRANSFER NOTICE AND JOINDER AGREEMENT

                          [STOCK ISSUED BY THE COMPANY]


                  This notice is being delivered to Roundy's Acquisition Corp., a Delaware corporation (the "Company"), pursuant to the Investors Rights Agreement, dated as of June 6, 2002 and amended by the First Amendment thereto dated as of October 28, 2002 (as amended from time to time, the "Investor Rights Agreement"), among the Company, Willis Stein & Partners III, L.P., a Delaware limited partnership, and certain other stockholders of the Company who are from time to time party thereto. Capitalized terms used herein shall have the meanings assigned to such terms in the Investor Rights Agreement.

                  The undersigned hereby notifies the Company that __________ has acquired _______ Stockholder Shares (all of which are Common Stock). In connection with such transfer, the undersigned hereby becomes a party to the Investor Rights Agreement as a "Stockholder" thereunder, and agrees to be bound by the provisions of the Investor Rights Agreement affecting such Stockholder Shares.

                  Any notice provided for in the Investor Rights Agreement should be delivered to the undersigned at the address set forth below:



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                              Telephone:
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Dated:
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                                               [name]







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